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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event Reported): May 13, 1998

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                               GETTY IMAGES, INC.

             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                   000-23747                98-0177556
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                  Identification Number)

          2013 FOURTH AVENUE                      101 BAYHAM STREET
             FOURTH FLOOR                           LONDON NW1 0AG
      SEATTLE, WASHINGTON 98121                        ENGLAND
            (206) 441-9355                      (011 44 171) 544-3456

             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)

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ITEM 5. OTHER EVENTS.

    (i) Reference is made to the press release issued to the public by the Registrant on May 13, 1998, the text of which is attached hereto as
        Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) EXHIBITS.

       99.1 Text of press release dated May 13, 1998.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 13, 1998              GETTY IMAGES, INC.

                                By:              /s/ LAWRENCE GOULD
                                     -----------------------------------------
                                     Name: Lawrence Gould
                                     Title: Chief Financial Officer

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                               INDEX TO EXHIBITS

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EXHIBIT   DESCRIPTION                                                             PAGE
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
   99.1   Text of press release dated May 13, 1998..............................    5
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